Exhibit 10.1
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EMPLOYMENT AGREEMENT
This EMPLOYMENT AGREEMENT (the “Employment Agreement” or “Agreement”) is entered into, by and among SunGard Data Systems Inc. (the “Company”), SunGard Capital Corp. and SunGard Capital Corp. II (collectively, “Capital”), for the specific and limited purpose of the provisions set forth in Sections 1.2, 1.8 and 5.1, and Andrew A. Stern (“Executive”) as of June 1, 2010 (the “Effective Date”).
WHEREAS, the Company wishes to hire Executive as the Chief Executive Officer of SunGard Availability Services and Executive wishes to accept such position as of the Effective Date.
WHEREAS, Capital are the holding companies of the Company;
WHEREAS, the parties desire to enter into an agreement to provide for Executive’s employment upon the terms and conditions set forth herein.
WHEREAS, Executive has agreed to certain confidentiality, non-competition and non-solicitation covenants contained hereunder, in consideration of the benefits provided to Executive under this Agreement.
WHEREAS, certain capitalized terms shall have the meanings given those terms in Section 3 of this Agreement.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Employment. The Company hereby agrees to employ Executive as the Chief Executive Officer of SunGard Availability Services, and Executive hereby accepts such employment and agrees to perform Executive’s duties and responsibilities, in accordance with the terms, conditions and provisions hereinafter set forth. The Company will provide Executive shared office space in the metropolitan Baltimore, Maryland area.
1.1 Employment Term. The Executive shall be employed for an employment term commencing as of the Effective Date and continuing until December 31st following the fifth anniversary of the Effective Date, unless the Agreement is terminated sooner in accordance with Section 2 below. In addition, effective as of December 31, 2014, and as of the last day of each subsequent calendar year (each such date referred to as a “Year-End Date”), the employment term shall automatically renew for periods of one additional year unless the Company gives written notice to the Executive at least 12 months before any Year-End Date that the employment term shall not be renewed. The period commencing on the Effective Date and ending on the date on which the term of Executive’s employment under the Agreement shall terminate is hereinafter referred to as the “Employment Term.” The failure of the Company to renew this Agreement shall not be considered a termination of Executive’s employment under this Agreement.
1.2 Title, Duties and Responsibilities. During the Employment Term, Executive shall report to the Chief Executive Officer of the Company (“CEO”) and shall serve as Chief Executive Officer of the availability services business of the Company (which, as described in the Company’s most recent Form 10-k on the date of reference, is called the “AS Business”). Executive shall have and perform all duties and responsibilities incident to such position or as may be reasonably assigned to him by the CEO. After the time, if any, as the Company spins off the AS Business to the shareholders of the Company, Capital shall take all steps within their authority to have Executive elected, and re-elected, as applicable, as a member of the board of directors of the entity controlling the AS Business.

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1.3 Extent of Service. Executive shall use Executive’s best efforts to carry out Executive’s duties and responsibilities under Section 1.2 hereof and, consistent with the other provisions of this Agreement, shall devote substantially all of Executive’s business time, attention and energy thereto. The foregoing shall not be construed as preventing Executive from (a) making investments in other businesses or enterprises, or (b) engaging in any other business activity unless, in the sole judgment of the CEO, it is likely to interfere in any material respect with Executive’s ability to discharge Executive’s duties and responsibilities under this Agreement. In addition, it shall not be a violation of this Agreement for Executive to serve on civic or charitable boards or committees; deliver lectures; fulfill speaking engagements; and to manage personal investments (subject to the immediately preceding sentence); provided that such activities do not interfere in any material respect with the performance of Executive’s responsibilities as an employee in accordance with this Agreement. Executive may continue to serve as a director of L. Fishman. Any service by Executive on any other corporate board or committee will require the prior approval of the CEO.
1.4 Base Salary. During the Employment Term, for all the services rendered by Executive hereunder, the Company shall pay Executive a base salary (“Base Salary”), at the annual rate of $525,000 payable in installments at such times as the Company customarily pays its other employees. Executive’s Base Salary shall be reviewed periodically for appropriate increases by the CEO or the Compensation Committee (the “Compensation Committee”) of the board of directors of the Company (the “Board”) pursuant to the Company’s normal performance review policies for senior level executives; provided, however, that at such time, if any, as there is a “Spin-off,” as defined below, Executive’s minimum base salary shall be at the annual rate of $650,000.
1.5 Retirement, Welfare and Other Benefit Plans and Programs. During the Employment Term, Executive shall be entitled to participate in all employee retirement and welfare benefit plans and programs made available to the Company’s senior level executives as a group, as such retirement and welfare plans may be in effect from time to time and subject to the eligibility requirements of such plans. During the Employment Term, Executive shall be provided with executive fringe benefits and perquisites under the same terms as those made available to the Company’s senior level executives as a group, as such programs may be in effect from time to time. During the Employment Term, Executive shall be entitled to vacation (which is currently 5 weeks per year and shall not be reduced unless part of an overall reduction for senior executives generally) and sick leave in accordance with the Company’s holiday and other pay for time not worked policies. Nothing in this Agreement or otherwise shall prevent the Company from amending or terminating any retirement, welfare or other employee benefit plans, programs, policies or perquisites from time to time as the Company deems appropriate.
1.6 Reimbursement of Expenses. During the Employment Term, Executive shall be provided with reimbursement of reasonable expenses related to Executive’s employment by the Company on a basis no less favorable than that which may be authorized from time to time for senior level executives as a group. To assist Executive in traveling between Baltimore and Wayne, the Company shall provide Executive with a car service from his home in the Baltimore metropolitan area to Wayne, Pennsylvania and shall provide Executive with reasonable and appropriate accommodations and transportation (from the Company’s automobile pool) in the vicinity of the Company’s offices in Wayne, PA. To the extent those benefits are determined to be taxable to Executive, the Company shall provide Executive with a tax equivalency bonus prior to the time such taxes are due such that Executive has no out of pocket cost for those benefits.

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1.7 Incentive Compensation. During the Employment Term, Executive shall be entitled to participate in all short-term and long-term incentive programs established by the Company for its senior level executives, at such levels as the CEO or Compensation Committee determines. Executive’s incentive compensation shall be subject to the terms of the applicable plans and shall be determined based on Executive’s individual performance and the performance of the AS Business, as determined by the CEO or Compensation Committee of the Company’s Board of Directors (the “Incentive Bonus”). Executive’s Target Incentive Bonus (as defined in Section 3) for each fiscal year of the Company during the Employment Term shall be not less than $750,000, provided, however, that for the 2010 fiscal year of the Company only both the target performance measures and the target amount of such bonus shall be prorated for the portion of the fiscal year between Executive’s actual employment starting date and December 31, 2010 and the Executive will earn no less than 70% of the 2010 Target Incentive Bonus, as so pro rated.
1.8 Equity Grants.
(a) Grant. Within 21 days of the Effective Date, Executive shall receive two equity awards in accordance with Exhibits A and B (the “Initial Time Equity Awards”), attached hereto and made part hereof, and the performance grant set forth on Exhibit C (the “Performance Grant”) attached hereto and made a part hereof. On the earlier of two years from the Effective Date or the date of a Spin-off, Executive will receive a follow-on equity award in accordance with Exhibits D and E (the “Follow On Time Equity Awards”), attached hereto and made part hereof (together with the Initial Time Equity Awards, the “SunGard Equity Awards”). All equity awards shall be made under the terms and conditions of the Company’s long term incentive plan.
(b) Spin-off. In the event of a Spin-off, the Company and Capital shall cause each outstanding SunGard Equity Award that has not been exercised or settled to be cancelled and replaced with equity awards in the entity that controls the AS Business (the “AS Equity Awards”) (i) with respect to equity of the entity controlling the AS Business (the “AS Equity”) with materially the same terms and conditions as, and to the extent that the AS Equity consists of different classes, pari passu with, the AS Equity that the Company’s non-employee shareholders hold following the Spin-off, except as to governance matters and rights currently reserved for the non-employee shareholders under the stockholders’ agreement or other relevant documents; (ii) having a total value, whether vested or unvested and including any prior SunGard Equity Awards that have been cashed out or have been exercised or settled (based on the then fair market value of the shares received upon exercise of settlement), of $10,000,000, which may be equitably adjusted on account of a transaction described in subparagraph (c)(i), and which shall be based on the fair market value of the AS Equity as to which the AS Equity Awards relate on the date of grant of the AS Equity Awards (determined without regard to any exercise price or other similar amount to be payable by Executive in connection with the AS Equity Awards); provided, however, that the AS Equity underlying the AS Equity Awards, including any cash previously received and the equivalent amount of SunGard Equity received upon the previous exercise or settlement of the SunGard Equity Awards, shall in no event exceed 0.6%, nor be less than 0.4%, of the AS Equity on a fully-diluted basis as of the date of grant; and (iii) with terms and conditions (including but not limited to vesting, payment or exercise, distributions, calls and puts and share restrictions) that are materially the same as the SunGard Equity Awards that they replace, provided, however, that the AS Equity Awards shall provide that (A) in the event of an initial public offering of common stock of the entity controlling the AS Business after a Spin-off, if Executive is thereafter terminated without Cause or terminates for Good Reason, pursuant to Section 2.1 below, dies or is terminated on account of a Disability, pursuant to Section 2.4 below, upon such termination, (1) Executive shall be credited with an additional 12 months of service solely for determining his vested rights under the AS Equity Awards and (2) the Follow On Time Equity Awards shall then be treated as vested to the same extent as the Initial Time Equity Awards after taking into account the additional 12 months under (1) above, and (B) upon any Monetization (as defined in Exhibit C) of the AS Business that occurs after a Spin-off but prior to a termination of employment for any reason, all or a portion of the unvested AS Equity Awards, proportionate to the percentage of Monetization then achieved, shall then become vested.

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(c) Sale or Other Disposition and Certain Acquisitions.
(i) In the event of a Sale or Other Disposition of less than 80% of the AS Business, as measured by a good faith determination of fair market value of the assets by the Board, prior to a Spin-off, all unvested portions of the Initial Time Equity Award, and the Follow On Time Equity Award in the event it has been granted or as and when it is granted, shall be adjusted in good faith by the Board so as to reflect the equitable treatment of Executive such that the SunGard Equity Awards will continue to have the value immediately before such transaction as adjusted to take into account the value of the sale to the Company, Capital and its shareholders; provided, however, that no such adjustment shall actually be made until there occurs a Sale or Other Disposition of at least a sale of 20% of the AS Business, on a cumulative basis, or a Spin-off occurs, and any such adjustment shall be targeted to keep Executive’s interest upon a Sale or other Disposition of the AS Business at .55% of Net Proceeds. The adjustments shall take into account all events that have occurred prior to such adjustment, including but not limited to prior investments of proceeds in, or repayment of debt of, the AS Business, or the other business(es) of the Company, as applicable, and the value of the vested SunGard Equity Awards.
(ii) In the event of a Sale or Other Disposition of 80% or more of the AS Business, as measured by a good faith determination of fair market value of the assets by the Board, prior to a Spin-off, all unvested portions of the Initial Time Equity Award, and the Follow On Time Equity Award in the event it has been granted, shall be adjusted for any Sale of Other Disposition not yet taken into account under subparagraph (i) above and then cancelled in consideration of a cash payment to Executive within 30 days of the closing of such Sale or Other Disposition equal to 0.55% of the Net Proceeds, as defined below, realized from the Sale or Other Disposition reduced by the fair market value of SunGard Equity received upon the previous exercise or settlement of SunGard Equity Awards, and the value of such SunGard Equity attributable to SunGard Equity Awards vested prior to such Sale or Other Disposition that were not then exercised or settled, both as determined immediately after the closing of the Sale or Other Disposition.
(iii) In the event of acquisitions made by the AS Business prior to a Spin-off, all adjustments under subparagraphs (i) and (ii) above shall take those transactions into account in good faith by the Board.
(d) Definitions. For purposes of this Agreement (including Exhibit C), the following capitalized terms shall have the following meanings:
(i) “Spin-off” means a corporate divestiture of the AS Business accomplished through the dividend or distribution to the ultimate beneficial owners of the Company or its ultimate stockholders of shares of capital stock or other equity interests in a corporate entity holding the AS Business, constituting at least 80% of the then outstanding shares of capital stock or other equity interests of such entity or having an aggregate value equal to at least 80% of the fair market value of the AS Business at such at such time.

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(ii) “Sale or Other Disposition” means the sale or transfer of assets of the AS Business, or the equity of the entity controlling the AS Business, to an unrelated third party in an arms’-length transaction, but not including an initial public offering of the shares of the entity controlling the AS Business.
(iii) “Net Proceeds” means (A) the amount of cash and the fair market value of marketable securities received upon a Sale or Other Disposition, minus (B) the sum of $2 Billion, but not in excess of 50% of the gross selling price, all selling costs, including all finders, investment banking and professional fees and expenses, and the Federal, state and local income taxes imposed on the sellers, other than the investors, with respect to any gain recognized as a result of the Sale or Other Disposition.
(e) In the event cash proceeds are to be distributed to Executive related to the SunGard Equity Awards and such cash may not be currently distributed without taxation under section 409A of the Code, payment of such amounts shall be delayed, as required by section 409A, until the first date on which payment may occur without taxation under section 409A. Payment shall then be made with interest during the period of deferral, at the rate of three-month Libor plus 200 basis points, as determined on the first day of deferral, compounded quarterly, from the date on which payment would have been made otherwise. If Executive dies during the deferral period, the amounts withheld on account of section 409A shall be paid to the personal representative of Executive’s estate within 5 business days after the date of Executive’s death.
1.9 IPO Bonus. In the event of an initial public offering of common stock of the entity controlling the AS Business after a Spin-off, Executive shall be entitled to receive a special cash bonus, if performance is above the first Hurdle as to any of the Financial Performance Measures set forth on Exhibit C, up to $333,333 ($1.0 M for achievement of all three), for which at least the second Hurdle set forth in Exhibit C has been satisfied on the date of closing of the initial public offering; and $1.0 M ($3.0 M for achievement of all three) as to each of the Financial Performance Measures set forth on Exhibit C for which the third Hurdle set forth in Exhibit C has been satisfied on the date of closing of the initial public offering. The amount of this IPO Bonus shall be determined with linear interpolation for performance between such Hurdles. Any IPO Bonus payment shall be paid on the 30th day following a Monetization (or the next business day if that day is not a business day) in the same percentage of Monetization (e.g., 40% payment upon 40% Monetization) if Executive is then employed or if the Monetization occurs within 12 months following a termination without Cause or for Good Reason; provided, however, that if Executive is still employed on the first day of the eighth month of the sixth year following the Effective Date, payment of the remainder of the earned IPO Bonus shall be made on such date without regard to Monetization.
2. Termination. Executive’s employment shall terminate upon the occurrence of any of the following events:
2.1 Termination Without Cause or for Good Reason. The Company may terminate Executive’s employment with the Company at any time without Cause (as defined in Section 3) or Executive may terminate his employment with the Company for Good Reason (as defined in Section 3) (in which case the Employment Term shall be deemed to have ended) to be effective upon not less than 30 days’ prior written notice pursuant to Section 12 to Executive or the Company, as applicable; provided, however, that, in the event that such notice is given, Executive shall be allowed to seek other employment, to the extent such other employment is consistent with Executive’s obligations under Section 6.

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2.2 Benefits Payable Upon Termination Without Cause or for Good Reason.
(a) In the event of a termination of Executive as described in Section 2.1 that occurs during the Employment Term, if Executive executes and does not revoke a Release (as defined in Section 3), Executive shall be entitled to receive the following severance benefits:
(i) Executive shall receive a lump sum cash payment equal to two times the sum of Executive’s annual Base Salary plus Executive’s Target Incentive Bonus (as defined in Section 3) in effect immediately before the Termination Date (as defined in Section 3).
(ii) Executive shall receive a pro rata Incentive Bonus for the year in which Executive’s Termination Date occurs. The pro rata amount shall be determined as the Incentive Bonus Executive would have actually earned for that year multiplied by the number of days in which Executive was employed by the Company during the year of termination, including the Termination Date, divided by 365.
(iii) The Company shall pay Executive a lump sum cash payment equal to the cost (calculated as described below) that Executive would incur if Executive continued medical, dental and vision coverage for Executive, and, where applicable, his spouse and dependents, for the one-year period following the Termination Date. For this purpose, the monthly cost shall be determined as 100% of the applicable monthly premium for the cost of medical, dental and vision coverage for Executive, less the monthly premium charge that is paid by active Company employees for similar coverage as in effect at Executive’s Termination Date. The cash payment shall be increased by a tax equivalency bonus, prior to the time such taxes are due, such that Executive has no out of pocket cost for the payment provided above. Executive may elect COBRA continuation coverage according to the terms of the Company’s applicable benefit plans.
(iv) Executive shall receive any other amounts earned, accrued or owing but not yet paid under Section 1 above and any other benefits in accordance with the terms of any applicable plans and programs of the Company.
(b) Payment of the lump sum benefits described in subsections (a) above shall be made on the 60th day after Executive’s Termination Date, except that the payment under subsection (a)(ii) shall be made in the year following the year of termination, but on or before March 15 of such year, all such payments subject to Executive’s execution and non-revocation of an effective Release.
2.3 Retirement or Other Voluntary Termination. Executive may voluntarily terminate employment for any reason, including voluntary retirement, upon 30 days’ prior written notice pursuant to Section 12. In such event, after the effective date of such termination, no further payments shall be due under this Agreement. However, Executive shall receive any amounts earned, accrued or owing but not yet paid under Section 1 above and shall be entitled to any benefits due in accordance with the terms of any applicable benefit plans and programs of the Company.
2.4 Disability. The Company may terminate Executive’s employment if Executive has been unable to perform the essential functions of Executive’s position with the Company, with or without reasonable accommodation, by reason of physical or mental incapacity for a period of six consecutive months (“Disability”). Executive agrees, in the event of a dispute under this Section 2.4 relating to Executive’s Disability, to submit to a physical examination by a licensed physician selected by the Board. If Executive’s employment terminates on account of Disability, no further payments shall be due under this Agreement. However, Executive shall be entitled to (i) any amounts earned, accrued or owing but not yet paid under Section 1 above and any benefits due in accordance with the terms of any applicable benefit plans and programs of the Company and (ii) a pro rated bonus for the year in which Executive’s Disability occurs, which bonus shall be calculated and paid according to Section 2.2(a)(ii) above, paid in the year following the year of termination, but on or before March 15 of such year.

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2.5 Death. If Executive dies while employed by the Company, the Company shall pay to Executive’s executor, legal representative, administrator or designated beneficiary, as applicable, (i) any amounts earned, accrued or owing but not yet paid under Section 1 above and any benefits accrued or earned under the Company’s benefit plans and programs according to the terms of such plans and (ii) a pro rated bonus for the year in which Executive’s death occurs, which bonus shall be calculated and paid according to Section 2.2(a)(ii) above, paid in the year following the year of termination, but on or before March 15 of such year. Otherwise, the Company shall have no further liability or obligation under this Agreement to Executive’s executors, legal representatives, administrators, heirs or assigns.
2.6 Cause. The Company or the CEO may terminate Executive’s employment at any time for Cause upon written notice to Executive, in which event all payments under this Agreement shall cease, except for Base Salary to the extent already accrued. Executive shall be entitled to any benefits accrued or earned before Executive’s termination in accordance with the terms of any applicable benefit plans and programs of the Company; provided that Executive shall not be entitled to receive any unpaid short-term or long-term cash incentive payments or unvested options.
3. Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 3:
(a) “Cause” shall mean any of the following grounds for termination of Executive’s employment, provided that no act or failure to act by Executive shall be deemed to constitute Cause if done, or omitted to be done, in good faith and with the reasonable belief that the action or omission was in the best interests of the Company or the AS Business, as applicable:
(i) Executive is convicted of (or pleads guilty or nolo contendre to) a felony;
(ii) Executive neglects, refuses or fails to perform his material duties hereunder (other than a failure resulting from Executive’s incapacity due to physical or mental illness), provided Executive is given written notice specifying such neglect, refusal or failure within 90 days of the later of the event or failure giving rise to the neglect, refusal or failure or the Company’s knowledge thereof and such neglect, refusal or failure continues for a period of at least 30 days after such written notice;
(iii) Executive commits a material act of dishonesty or breach of trust or otherwise engages in or is guilty of gross negligence or willful misconduct in the performance of Executive’s duties; or
(iv) Executive breaches in any material respect the provisions of any written non-competition, non-disclosure or non-solicitation agreement, or any other agreement in effect with the Company, including without limitation the provisions of Section 6 of this Agreement or the Company’s written code of business conduct and ethics, including the Global Business Conduct and Compliance Program.
(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

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(c) “Good Reason” means, without Executive’s consent, the existence of any of the following conditions:
(i) Any material diminution in the Executive’s Base Salary or a material reduction or negative change in the type or level of compensation to which Executive is entitled under the Agreement, other than as a result of an across the board reduction or change in compensation for executives of the AS Business generally;
(ii) A material change in the geographic location at which the Executive must perform services, provided that normal business travel occasioned by Executive’s position shall not be deemed a material change in geographic location; or
(iii) A material diminution in Executive’s authority, duties or responsibilities, provided, however, that a material diminution of Executive’s authority, duties and responsibilities shall not be deemed to have occurred as a result of a Spin-off, a Sale or Other Disposition, or any Monetization. After a Spin-off, removal from or failure to elect or re-elect Executive to the board of directors of the entity that controls the AS Business shall be treated as a material diminution of Executive’s duties.
Notwithstanding the foregoing, an event described in this subsection (c) shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for an event on the 90th day following the later of its occurrence or Executive’s knowledge thereof, unless Executive has given the Company written notice of such event prior to such date.
(d) “Release” means a release substantially in the form of Exhibit F attached to this Agreement, which may be subsequently modified only based on recommendations of the Company’s counsel to reflect changes in applicable law after the Effective Date.
(e) “Target Incentive Bonus” shall mean Executive’s target annual Incentive Bonus amount (measured at the target, identified “goal” target or other similar target as determined by the Company at the Termination Date, without taking into account any incentive override for above goal performance, or any project-specific or other non-standard incentives) in effect under the Company’s Executive Incentive Plan for the year of termination.
(f) “Termination Date” shall mean the effective date of the termination of Executive’s employment relationship with the Company pursuant to this Agreement.
4. Notice of Termination. Any termination of Executive’s employment shall be communicated by a written notice of termination to the other party hereto given in accordance with Section 12. The notice of termination shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) briefly summarize the facts and circumstances deemed to provide a basis for a termination of employment if for Cause, and (iii) specify the Termination Date in accordance with the requirements of this Agreement.
5. IRC Section 280G.
5.1 Shareholder Approval, etc. In the event that it shall be determined that any payment or benefit (including any accelerated vesting of options or other equity awards) made or provided, or to be made or provided, by the Company (or any successor thereto or affiliate thereof) to or for the benefit of Executive, whether pursuant to the terms of this Agreement, any other agreement, plan, program or arrangement of or with the Company (or any successor thereto or affiliate thereof) or otherwise (a “Total Payment”), will be subject to the excise tax imposed by section 4999 of the Code or any comparable tax imposed by any replacement or successor provision of United States tax law (the “Excise Tax”), the Company, Capital and Executive shall reasonably cooperate to avoid incurring such tax by attempting to procure a shareholder vote in satisfaction of the shareholder approval requirements described in Treas. Reg. Section 1.280G-1, Q&A-7.

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5.2 Method of Determination. One or more determinations (each a “Tax Determination”) as to whether any of the Total Payments will be subject to the Excise Tax shall be made by the Company in consultation with such accounting and tax professionals as the Company considers necessary (with all costs related thereto paid by the Company). For purposes of determining whether any of the Total Payments will be subject to the Excise Tax. (i) all of the Total Payments shall be treated as “parachute payments” (within the meaning of section 280G of the Code) unless and to the extent that in the written advice of an independent accountant selected (and paid for) by the Company and reasonably acceptable to Executive (the “Accountant”), certain Payments should not constitute parachute payments, and (ii) all “excess parachute payments” (within the meaning of section 280G of the Code) shall be treated as subject to the Excise Tax unless and only to the extent that the Accountant advises the Company that such excess parachute payments are not subject to the Excise Tax.
5.3 Post-IPO. Executive and the Company agree that, if the stock of the Company becomes publicly traded, Executive and the Company will reasonably cooperate to attempt to agree to an adjustment(s) of the provisions of Exhibit C in a manner that would ameliorate the effects of 280G of the Code.
6. Restrictive Covenants.
6.1 Non-Disclosure. At all times during the Employment Term and continuing at all times after Executive’s Termination Date, and except as required by applicable law or in a judicial or administrative proceeding, Executive shall not disclose to anyone outside of SunGard Data Systems Inc. and any of its subsidiaries or affiliates (the “SunGard Group”), or use for the benefit of anyone other than the SunGard Group, any confidential or proprietary information relating to business of the SunGard Group, whether acquired by Executive before, during or after employment with the Company. Executive acknowledges that the proprietary and confidential information of the SunGard Group includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies. Proprietary and confidential information shall not include any information that is (i) generally known to the industry or the public other than as a result of Executive’s breach of this covenant or any breach, to Executive’s knowledge, of other confidentiality obligations by third parties; (ii) made legitimately available to Executive by a third party without breach of any confidentiality obligation; (iii) disclosed by Executive to third parties during the Employment Term as he determines to be necessary or appropriate in the course of his duties under this Agreement provided Executive applies or otherwise puts in place reasonable but appropriate safeguards; or (iv) required by law to be disclosed; provided that Executive shall give prompt written notice to the Company of such requirement, disclose no more information than is so required, and cooperate with any attempts by the SunGard Group to obtain a protective order or similar treatment. The provisions of this Section 6.1 shall survive any termination or expiration of this Agreement.

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6.2 Works and Ideas. All marketing strategies, product ideas, software designs and concepts, and software enhancement, improvement ideas, inventions and other material ideas (collectively, “Works and Ideas”) pertaining to the business of the AS Business in any material respect, whether or not patentable or copyrightable, that are made, written, developed or conceived by Executive, alone or with others, at any time (during or after business hours) while Executive is employed by the Company (including at any time prior to the date of this Agreement) or during the three months after Executive’s Termination Date. Executive acknowledges that all of those Works and Ideas will be the exclusive property of the Company, and hereby assigns and agrees to assign all of Executive’s right, title and interest in those Works and Ideas to the Company. Works and Ideas shall not include general industry knowledge, ideas of a general nature not specific to the AS Business and general business experience. Executive shall sign all documents that the Company reasonably requests to confirm its ownership of those Works and Ideas, and shall reasonably cooperate with the Company, at the Company’s expense, to allow the Company to take full advantage of those Works and Ideas. No breach of this Section 6.2 shall be deemed to occur following two years after the end of the Employment Term unless Executive failed to reasonably cooperate with the Company as specified herein or unless, within such two-year period, Executive uses such Works and Ideas for the benefit of a person or entities other than the Company or other members of the SunGard Group or provides those Works and Ideas to a person or entity other than the Company or a member of the SunGard Group for such use, other than in the good faith performance of his duties hereunder. At the end of the Employment Term, to the extent not already disclosed to the CEO, other senior executives of the Company or appropriate executives of the AS Business, Executive agrees to promptly disclose any Works and Ideas so that the Company may confirm its ownership.
6.3 Non-Competition and Non-Solicitation. During the Employment Term and within two years after Executive’s termination of employment with the Company for any reason, whether or not payments are being made under this Agreement, Executive shall not, directly or indirectly, (a) anywhere in the world where the AS Business renders services to clients, render any material services for any organization, or engage in any business, that competes in any material respect with the AS Business, or (b) solicit or contact, for the purpose or with the effect of competing or interfering with the AS Business or any other business of the Company for which Executive has performed material services (i) any customer or acquisition target under contract with the Company at any time during the last two years of Executive’s employment with the Company, (ii) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Executive’s employment with the Company, (iii) any affiliate of any such customer or prospect, (iv) any of the individual contacts at customers or acquisition targets established by the Company, Executive or others at the AS Business during the period of Executive’s employment with the Company, or (v) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who was an employee or independent contractor of the Company within three months before such time unless Executive receives prior written permission from the CEO.
7. Equitable Relief.
(a) Executive acknowledges and agrees that the restrictions contained in Section 6 are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company or the SunGard Group, as applicable, that the Company would not have entered into this Agreement in the absence of such restrictions and that irreparable injury will be suffered by the Company or the SunGard Group, as applicable, should Executive breach any of the provisions of that Section. Executive represents and acknowledges that (i) Executive has been advised by the Company to consult Executive’s own legal counsel in respect of this Agreement, and (ii) Executive has had full opportunity, prior to execution of this Agreement, to review thoroughly this Agreement with Executive’s counsel.

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(b) Executive further acknowledges and agrees that a breach of any of the restrictions in Section 6 cannot be adequately compensated by monetary damages. Executive agrees that the SunGard Group or the Company, as applicable, shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of Section 6 hereof, which rights shall be cumulative and in addition to any other rights or remedies to which the SunGard Group or the Company may be entitled. In the event that any of the provisions of Section 6 should ever be adjudicated to exceed the time, geographic, service, or other limitations permitted by applicable law in any jurisdiction, it is the intention of the parties that the provision shall be amended to the extent of the maximum time, geographic, service, or other limitations permitted by applicable law, that such amendment shall apply only within the jurisdiction of the court that made such adjudication and that the provision otherwise be enforced to the maximum extent permitted by law.
Notwithstanding anything in this Agreement to the contrary, if Executive breaches any of Executive’s obligations under Section 6, the Company shall thereafter be obligated only for the compensation and other benefits provided in any Company benefit plans, policies or practices then applicable to Executive in accordance with the terms thereof, and all payments under Section 2 of this Agreement shall cease.
(c) Executive irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of Section 6, including without limitation, any action commenced by the SunGard Group or the Company, as applicable, for preliminary and permanent injunctive relief and other equitable relief, may be brought in a United States District Court for Pennsylvania, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Chester County, Pennsylvania, (ii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iii) waives any objection which Executive may have to the laying of venue of any such suit, action or proceeding in any such court.
8. Dispute Resolution. In the event of any dispute relating to Executive’s employment, the termination thereof, or this Agreement, other than a dispute in which the primary relief sought is an equitable remedy such as an injunction, the parties shall be required to have the dispute, controversy or claim settled by alternative dispute resolution conducted by JAMS (or, if JAMS is not available, another mutually agreeable alternative dispute resolution organization), in the city of Executive’s principal place of employment. Any award entered by JAMS (or such other organization) shall be final, binding and nonappealable, and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. This Section 8 shall be specifically enforceable. JAMS (or such other organization) shall have no authority to modify any provision of this Agreement. In the event of a dispute, each party shall be responsible for its own expenses (including attorneys’ fees) relating to the conduct of the arbitration, and the parties shall share equally the fees of JAMS. THE PARTIES IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY AS TO ALL CLAIMS HEREUNDER.
9. Non-Exclusivity of Rights; Resignation from Boards.
(a) Nothing in this Agreement shall prevent or limit Executive’s continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company and for which Executive may qualify; provided, however, that if Executive becomes entitled to and receives the payments described in Section 2.2(a) of this Agreement, Executive hereby waives Executive’s right to receive payments under any severance plan or similar program applicable to employees of the Company.

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(b) If Executive’s employment with the Company terminates for any reason, Executive shall immediately resign from all boards of directors of the Company, any Affiliates and any other entities for which Executive serves as a representative of the Company.
10. Survivorship. The respective rights and obligations of the parties under this Agreement (including without limitation Sections 2,5,6, 7 and 8) shall survive any termination of Executive’s employment to the extent necessary to the intended preservation of such rights and obligations.
11. Mitigation. Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise, and there shall be no offset against amounts due Executive under this Agreement on account of any remuneration attributable to any subsequent employment that Executive may obtain.
12. Notices. All notices and other communications required or permitted under this Agreement or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received):
If to the Company, to:
SunGard Data Systems Inc.
680 East Swedesford Road
Wayne, PA 19087
Attention: General Counsel
If to Executive, to:
Andrew A. Stern
or to such other names or addresses as the Company or Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.
13. Contents of Agreement; Amendment and Assignment.
(a) This Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all documents otherwise relating the subject matter hereof, and cannot be changed, modified, extended or terminated except upon written amendment approved by the CEO and executed on behalf of the Company by a duly authorized officer of the Company, and by Executive and the other parties to this Agreement.
(b) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive under this Agreement are of a personal nature and shall not be assignable or delegatable in whole or in part by Executive. Except as provided in the next sentence with respect to a Spin-off, the Company shall not have the right to assign this Agreement to a successor without Executive’s consent to the assignment and, for the avoidance of doubt, if Executive fails to consent, at the effective date of the Sale or Other Disposition, he shall be deemed to have voluntarily resigned without Good Reason. Notwithstanding the foregoing, in the event of the Spin-off, the Company shall assign its rights and obligations under this Agreement to the entity that controls the AS Business, and after such assignment all references to the Company in this Agreement shall be deemed to refer to the entity that controls the AS Business and all references in this Agreement to the “CEO” shall be deemed to refer to the board of directors of the entity controlling the AS Business.

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14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction. If any provision is held void, invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.
15. Remedies Cumulative; No Waiver. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power under this Agreement or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.
16. Beneficiaries/References. Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable under this Agreement following Executive’s death by giving the Company written notice thereof. In the event of Executive’s death or a judicial determination of Executive’s incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to Executive’s beneficiary, estate or other legal representative.
17. Miscellaneous. All section headings used in this Agreement are for convenience only. This Agreement may be executed in counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.
18. Withholding Taxes. All payments under this Agreement shall be made subject to applicable tax withholding, and the Company shall withhold from any payments under this Agreement all federal, state and local taxes as the Company is required to withhold pursuant to any law or governmental rule or regulation. Except as specifically provided otherwise in this Agreement, Executive shall be responsible for all taxes applicable to amounts payable under this Agreement.
19. Section 409A of the Code; Section 162(m) of the Code.
(a) This Agreement is intended to comply with Section 409A of the Code and its corresponding regulations, to the extent applicable, and will be operated in a manner that complies with Section 409A. The payment of severance benefits under the Agreement are intended to be exempt from section 409A under the “short term deferral” exemption, to the extent applicable. Notwithstanding anything in this Agreement to the contrary, payments may only be made under this Agreement upon an event and in a manner permitted by Section 409A of the Code, to the extent applicable. As used in the Agreement with respect to payment of any amounts that are deferred compensation subject to Section 409A, the term “termination of employment” shall mean Executive’s separation from service with the Company within the meaning of Section 409A of the Code and the regulations promulgated thereunder. In no event may Executive, directly or indirectly, designate the calendar year of a payment. For purposes of Section 409A, the right to a series of payments under the Agreement shall be treated as a right to a series of separate payments.

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(b) Notwithstanding anything in this Agreement to the contrary, if the stock of the Company becomes publicly traded, if Executive is considered a “specified employee” under section 409A and if payment of any amounts under this Agreement is required to be delayed for a period of six months after separation from service in order to avoid taxation under section 409A of the Code, payment of such amounts shall be delayed as required by section 409A, and the accumulated amounts shall be paid in a lump sum payment within five business days after the end of the six-month period. If Executive dies during the postponement period prior to the payment of benefits, the amounts withheld on account of section 409A shall be paid to the personal representative of Executive’s estate within 60 days after the date of Executive’s death.
(c) With respect to any reimbursement of expenses of, or any provision of in-kind benefits to, Executive, as specified under this Agreement: (1) the expenses eligible for reimbursement or the amount of in-kind benefits provided in one taxable year shall not affect the expenses eligible for reimbursement or the amount of in-kind benefits provided in any other taxable year, except for any medical reimbursement arrangement providing for the reimbursement of expenses referred to in Section 105(b) of the Code; (2) the reimbursement of an eligible expense shall be made no later than the end of the year after the year in which such expense was incurred; and (3) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit.
(d) Executive agrees that if the stock of the Company becomes publicly traded, Executive and the Company will reasonably cooperate to attempt to agree to conform the provisions of this Agreement that the Company deems necessary to allow performance-based compensation to qualify for the “qualified performance-based compensation” exception to section 162(m) of the Code without material loss to Executive.
20. Attorney Fees. The Company shall pay Executive’s reasonable attorney fees incurred in connection with the review, negotiation and documentation of his employment by the Company, including the review, negotiation and documentation of this Agreement and the attachments thereto.
21. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the Effective Date.

SUNGARD DATA SYSTEMS INC.

Date: 6/21/10	By:	/s/ Cristóbal Conde Name: Cristóbal Conde
Title: Chief Executive Officer

SUNGARD CAPITAL CORP.

Date: 6/21/10	By:	/s/ Cristóbal Conde Name: Cristóbal Conde
Title: Chief Executive Officer

SUNGARD CAPITAL CORP. II

Date: 6/21/10	By:	/s/ Cristóbal Conde Name: Cristóbal Conde
Title: Chief Executive Officer

Date: 6/21/10		/s/ Andrew A. Stern Executive: Andrew A. Stern

EXHIBIT A
Form of Initial Time Equity Award — RSU

Name: Andrew A. Stern
Number of Stock Units: 138,376
Date of Grant: June 21, 2010
SunGard Capital Corp. and SunGard Capital Corp. II
Management Time-Based Restricted Stock Unit Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON THE PAYMENT OF THIS RESTRICTED STOCK UNIT AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).
SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences Restricted Stock Units granted by SunGard Capital Corp., a Delaware corporation (the “Company”), and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Grantee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Grantee hereby acknowledges receipt.
1. Grant of Restricted Stock Units. The Company and Lowerco (as applicable) grant to the Grantee, as of the above Date of Grant, Restricted Stock Units for the number of Stock Units stated above (the “Stock Units”), on the terms provided herein and in the Plan. The Stock Units represent a conditional right to receive Units (as defined below) consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares (the “Shares”). The Stock Units evidenced by this Agreement are granted to the Grantee in an Employment capacity as an Employee. Notwithstanding anything herein to the contrary, in accordance with Section 1.8 of the Employment Agreement between the Grantee and SunGard Data Systems Inc., a wholly owned subsidiary of the Companies, dated as of June 1, 2010 (the “Employment Agreement”), in the event of a Spin-off or Sale or Other Disposition (each, as defined in the Employment Agreement) of SunGard Availability Services, this Award, or a portion thereof, as applicable, shall be cancelled.
2. Stock Unit Account. The Company shall establish and maintain a Stock Unit account (the “Account”) as a bookkeeping account on its records for the Grantee and shall record in the Account the number of Stock Units awarded to the Grantee. No Shares shall be issued to the Grantee at the time the Award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a stockholder of the Companies with respect to any Stock Units recorded in the Account or amounts credited to the Account pursuant to Section 8. The Grantee shall not have any interest in any fund or specific assets of the Companies by reason of this Award or the Account established for the Grantee.
2010 Form US — A. Stern

3. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The term “Disability” shall have the same meaning as set forth in the Stockholders Agreement and without regard to any subsequent amendment thereof. The following terms shall have the following meanings:
(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;
(b)	“Date of Termination” means the date that the termination of the Grantee’s Employment with Employer is effective on account of the Grantee’s death, the Grantee’s Disability, termination by Employer for Cause or without Cause, or by the Grantee, as the case may be;
(c)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Grantee has entered into an Employment relationship;
(d)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 6 of Grantee’s Employment Agreement; and
(e)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the Date of Grant, as it may be adjusted as provided herein.
As used herein with respect to the Stock Units, the term “vest” means that the restrictions on the right to receive payment pursuant to the Stock Units lapse in whole or in specified part.
4. Vesting of Stock Units. The Stock Units shall be subject to forfeiture until the Stock Units vest. The Stock Units shall vest, in accordance with Schedule A, based on the Grantee’s continued Employment; provided, however, that:
(a)	if the Grantee’s Employment terminates as a result of (i) termination of the Grantee by Employer without Cause, (ii) resignation by the Grantee or (iii) the Grantee’s Disability or death, then the Stock Units shall immediately stop vesting, and any unvested Stock Units shall be forfeited as of the Date of Termination; and
(b)	if the Grantee’s Employment terminates as a result of termination by Employer for Cause, then all of the Stock Units will be immediately forfeited by the Grantee and terminate as of the Date of Termination.
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5. Payment of Stock Units. The Grantee’s vested Stock Units shall be paid in Shares upon the first to occur of (i) a “change in control event” under Section 409A of the Code, (ii) the Grantee’s separation from service without Cause, or (iii) the date that is five years after the Date of Grant. If a “change in control event” occurs before the Stock Units are fully vested, any Stock Units that subsequently vest shall be paid upon the first to occur of (i) the Grantee’s separation from service without Cause or (ii) the date that is five years after the Date of Grant. Notwithstanding the foregoing, a distribution of Shares under this Agreement upon separation from service shall only be made upon the Grantee’s “separation from service” within the meaning of Section 409A of the Code, and all distributions shall be made at a time and in a manner consistent with Section 409A. When the vested Stock Units become payable, the Companies will issue to the Grantee Shares representing the Units underlying the vested Stock Units, subject to satisfaction of the Grantee’s tax withholding obligations as described below, within 30 business days after the payment event.
6. Certain Calls and Puts. The Stock Units granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.
7. Share Restrictions, etc. Except as expressly provided herein, the Grantee’s rights hereunder and with respect to Shares received upon payment in accordance with Section 5 herein are subject to the restrictions and other provisions contained in the Stockholders Agreement.
8. Distributions, Redemptions, etc.
(a)	Upon the occurrence of an Adjustment Event, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Unit in connection with the Adjustment Event, multiplied by (ii) the number of Shares of the class of stock affected by the Adjustment Event that are included in each Unit immediately prior to the Adjustment Event, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.
(b)	If any other cash dividend or distribution is paid with respect to Shares underlying the Stock Units, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Units, multiplied by (ii) the number of Shares of the applicable class of stock that are included in each Unit, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.
(c)	The amount credited to the Account pursuant to this Section 8 with respect to Stock Units is referred to as the “Bonus Value.” The Bonus Value shall vest on the same terms as the Stock Units to which it relates, as set forth in this Agreement, and the vested Bonus Value shall be paid to the Grantee at the same time as the vested Stock Units are paid pursuant to Section 5 herein, consistent with Section 409A of the Code.
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(d)	In the case of a redemption or repurchase of Shares, the number of Shares of the class of stock redeemed or repurchased that are subject to outstanding Stock Units will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares of the affected class resulting from the redemption or repurchase. The Grantee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, as adjusted in accordance with this Section 8.
9. Forfeiture. Upon delivery of Shares pursuant to the Stock Units, the Grantee shall certify on a form acceptable to the Committee that the Grantee is in compliance with the Restrictive Covenants and all other agreements between the Grantee and the Company or any of its Affiliates. If the Company determines that the Grantee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between the Grantee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company or the applicable party, the Committee may cancel any unpaid Stock Units. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any delivery of Shares pursuant to the Stock Units, such delivery may be rescinded at the Company’s option if the Grantee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or if the Grantee breaches any duty to the Company or any of its Affiliates. The Company shall notify the Grantee in writing of any such rescission within one year after such delivery. Within ten days after receiving such a notice from the Company, the Grantee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares, (ii) any consideration received upon the exchange of any Shares (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange), and (iii) the number of Shares received in connection with the rescinded delivery.
(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to the Grantee under or by reason of the Grantee’s holding the Stock Units, any amounts to which the Company is entitled as a result of the Grantee’s violation of the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or the Grantee’s breach of any duty to the Company or any of its Affiliates; provided, however, that no offset shall accelerate or defer the distribution date of amounts payable under this Agreement in violation of Section 409A of the Code, and any offset in violation of Section 409A shall be null and void. Accordingly, the Grantee acknowledges that (i) the Company may withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such withholding, or escrow, subject, however, to compliance with the requirements of Section 409A of the Code.
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The Grantee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. The Grantee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.
10. Legends, etc. Shares issued upon the lapse of any restrictions on the Stock Units shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
11. Transfer of Stock Units. The Stock Units may only be transferred by the laws of descent and distribution, or to a legal representative in the event of the Grantee’s incapacity.
12. Withholding. The payment of the Shares and other amounts in accordance with this Agreement will give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein and cash paid in accordance with Section 8 hereof, are subject to the Grantee promptly paying to the Companies in cash or by Share withholding as described below (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Grantee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Grantee. Unless the Grantee elects otherwise in a time and manner specified by the Company, any tax withholding obligation with respect to the payment of Shares shall be satisfied by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities.
13. Grant Subject to Plan Provisions. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Award and payment of the Stock Units are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the shares issued under the Plan, (ii) changes in capitalization and (iii) other requirements of applicable law. The Administrator shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
14. Effect on Employment. Neither the grant of the Stock Units, nor the issuance of Shares or other payments in accordance with this Agreement, shall give the Grantee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time.
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15. Delay in Payments for Specified Employees. Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” of a publicly traded corporation under Section 409A of the Code at the time of separation from service and if payment of any amount under this Agreement is required to be delayed for a period of six months after the separation from service pursuant to Section 409A of the Code, payment of such amount shall be delayed as required by Section 409A of the Code, and the accumulated postponed amount shall be paid in a lump sum payment within 10 days after the end of the six-month period. If the Grantee dies during the postponement period prior to the payment of postponed amount, the accumulated postponed amount shall be paid to the personal representative of the Grantee’s estate within 60 days after the date of the Grantee’s death.
16. Section 409A. It is intended that the Stock Units awarded hereunder shall comply with the requirements of Section 409A of the Code (and any regulations and guidelines issued thereunder), and this Agreement shall be interpreted on a basis consistent with such intent. Payments shall only be made on an event and in a manner permitted by Section 409A of the Code. Each payment under this Agreement is considered a separate payment for purposes of Section 409A of the Code. As provided under Section 409A, if calculation of the amount of a payment is not administratively practicable due to events beyond the control of the Grantee, the payment will be treated as made upon the date specified hereunder if the payment is made during the first calendar year in which calculation of the amount of the payment is administratively practicable. This Agreement may be amended without the consent of the Grantee in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.
17. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
18. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of the Award as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]
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By acceptance of the Stock Units, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Grantee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Andrew A. Stern
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Schedule A
Vesting Schedule
10% of the Stock Units shall vest on the first anniversary of the Date of Grant (“Initial Vesting Date”); and
The remaining 90% of the Stock Units shall vest in equal monthly installments over the 48 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date.
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EXHIBIT B
Form Of Initial Time Equity Award — Class A Option

Name: Andrew A. Stern
Number of Shares: 348,479
Price per Share: $0.25
Date of Grant: June 21, 2010
SunGard Capital Corp.
Management Non-Qualified Time-Based Class A Option Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).
SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.
1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below. The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee. Notwithstanding anything herein to the contrary, in accordance with Section 1.8 of the Employment Agreement between the Grantee and SunGard Data Systems Inc., a wholly owned subsidiary of the Companies, dated as of June 1, 2010 (the “Employment Agreement”), in the event of a Spin-off or Sale or Other Disposition (each, as defined in the Employment Agreement) of SunGard Availability Services, this Option, or a portion thereof, as applicable, shall be cancelled.
2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The following terms shall have the following meanings:
(a)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;
2010 Form US — A. Stern

(b)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;
(c)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests; and
(d)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 6 of Optionee’s Employment Agreement.
As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.
3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:
(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) resignation by the Optionee or (iii) the Optionee’s Disability or death, then the Option shall immediately stop vesting; and
(b)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the entire Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination.
4. Exercise of Option.
(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or a termination of Employment without Cause, or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect the Company’s results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.
2010 Form US — A. Stern

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate.
5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.
6. Share Restrictions, Other Plans, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement. For the avoidance of doubt, the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan shall not apply to this Option.
7. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.
2010 Form US — A. Stern

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.
Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.
8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.
2010 Form US — A. Stern

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above.
11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.
12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
13. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of this Option as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]
2010 Form US — A. Stern

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Andrew A. Stern
2010 Form US — A. Stern

Schedule A
Vesting Schedule
25% of the total number of Shares for which the Option is exercisable shall vest on the first anniversary of the Date of Grant (“Initial Vesting Date”); and
The remaining 75% of the total number of Shares for which the Option is exercisable shall vest in equal monthly installments over the 48 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date.

EXHIBIT C
This Performance Grant is composed of three separate grants, each measured on the financial performance of the AS Business in the four trailing quarters prior to Monetization (as defined below) when compared with the 2010 Financial Performance Measure forecasted amounts and Hurdles approved by the Board on June 21, 2010 and provided to Executive (which forecasted amounts and Hurdles may not be changed without the written agreement of the Company and Executive except as to the adjustments and modifications described herein) as follows:

				Converted to
				%FD AS
	T4Q’sΔ		Cash	Equity upon
Financial Performance Measure	($MM)	Hurdle	($MM)	Spin-off
1. EBITA improvement	0	First	$0	0.15%
	100	Second	$5	0.30%
	200	Third	$10	0.45%
2. EBITDA minus Capex improvement	0	First	$0	0.15%
	100	Second	$5	0.30%
	200	Third	$10	0.45%
3. Revenue improvement	0	First	$0	0.15%
	250	Second	$5	0.30%
	500	Third	$10	0.45%
Total at Max Vesting			$30	1.35%
Except as provided below, vesting of the Performance Grant shall occur only when Monetization occurs. Vesting will be in the same percentage of Monetization (e.g., 40% vesting upon 40% Monetization) and will be based upon achievement of the Hurdles. Prior to a Spin-off, Monetization and achievements of the Hurdles above that results in partial or full vesting of the Performance Grant shall result in a cash payment to Executive as provided in the chart above. The Board shall determine whether the Hurdles have been met, or exceeded, based on the results of the four trailing quarters prior to the Monetization. The amount of payment will be determined by the Board in accordance with the chart above, with linear interpolation above and between each Hurdle up to, but not in excess of, the maximum specified. Payment in cash will then be made within 30 days of the effective date of the Monetization. Once an amount is paid, future performance shall have no further effect to the extent of the percentage of the Monetization for which payment has been made previously. Upon a Spin-off, the remaining portion of the grant converts to a grant of the percentage specified above of fully-diluted AS Equity (as described in Section 1.8(b)(i) of the Employment Agreement) reduced to the extent of the cash payment(s) already made.

In the event of an initial public offering of AS Equity after a Spin-off, if at least the first Hurdle with respect to a Financial Performance Measure has been satisfied as of the effective date of the closing of the initial public offering, then as of the effective date of such initial public offering the corresponding AS Equity under the chart above with respect to such Hurdle shall be converted to a time-vesting AS Equity Award subject to the same terms and conditions set forth in Section 1.8 (b) of the Employment Agreement and vesting corresponding with the Initial Time Equity Awards converted to an AS Equity Awards.
If 80% or more has been Monetized, then the Performance Grant, to the extent not already paid or shares distributed, will vest fully based on the Hurdle achievements under the chart above. If the Executive dies, is terminated on account of a Disability, or is involuntarily terminated without Cause or for Good Reason, but not for any other reason, the financial targets are achieved, at least at the first Hurdle, and a Monetization occurs within 12 months following such termination, then Executive will receive the same vesting (and payment or distribution) as if he were still employed, but based upon the actual achievement of the financial targets at the date of the termination. Payment will then be made within 30 days of the effective date of the Monetization.
In the event of Monetization of less than 80%, as measured by a good faith determination of fair market value of the assets by the Board, all unvested portions of the Performance Grant, shall be adjusted in good faith by the Board so as to reflect the equitable treatment of Executive such that the Performance Grant will continue to have the value immediately before such transaction as adjusted to take into account the value of the sale to the Company, Capital and its shareholders. Similarly, in the event of acquisitions made by the AS Business prior to a Spin-off, all unvested portions of the Performance Grant, shall be adjusted in good faith by the Board so as to reflect the equitable treatment of Executive.
The value of the fully diluted equity of the entity controlling the AS Business, including all dilution that occurs on account of the long term incentive plans then in place, both at the date of any Spin-off or Monetization, will be highly dependent on the capital structure of that entity, which will be determined by the Board in its sole discretion. This capital structure will apply to all of the Equity Grants under Section 1.8 of the Employment Agreement. Executive and the CEO have discussed some ranges of how much debt might be placed on the AS Business at the time of the Spin-off, including ranges of $1.5-$2.5 billion, but the Board will make the ultimate decision as to the capital structure of the entity controlling the AS Business, including the amount of debt, in its sole discretion.
For the purposes hereof, Monetization or Monetize means the Company’s non-employee shareholders receive Proceeds from the sale of either (A) the ownership of at least 20% of the outstanding equity of the entity controlling the AS Business, or (B) the sale of at least 20% of the fair market value of the assets owned by the AS Business, both on a cumulative basis. For purposes of clarity, Monetization does not include (C) a Spin-off, (D) an initial public offering of new (primary) shares (as opposed to an equity issuance of secondary shares whereby existing shareholders sell their shares to the public), or (E) the incurrence of debt, but Monetization shall include (F) a recapitalization or (G) an extraordinary dividend, in either case in which cash or marketable securities are distributed to the non-employee shareholders of the Company.
“Proceeds” means the amount of cash and the fair market value of marketable securities received upon the Monetization, minus the sum of all selling costs, including all finders, investment banking and professional fees and expenses and Federal, state and local taxes imposed on the sellers, other than the investors, with respect to any gain recognized upon such Monetization.

EXHIBIT D
Form of Follow On Time Award — RSU

Name: Andrew A. Stern
Number of Stock Units: 69,188
Date of Grant:
SunGard Capital Corp. and SunGard Capital Corp. II
Management Time-Based Restricted Stock Unit Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON THE PAYMENT OF THIS RESTRICTED STOCK UNIT AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).
SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences Restricted Stock Units granted by SunGard Capital Corp., a Delaware corporation (the “Company”), and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Grantee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Grantee hereby acknowledges receipt.
1. Grant of Restricted Stock Units. The Company and Lowerco (as applicable) grant to the Grantee, as of the above Date of Grant, Restricted Stock Units for the number of Stock Units stated above (the “Stock Units”), on the terms provided herein and in the Plan. The Stock Units represent a conditional right to receive Units (as defined below) consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares (the “Shares”). The Stock Units evidenced by this Agreement are granted to the Grantee in an Employment capacity as an Employee. Notwithstanding anything herein to the contrary, in accordance with Section 1.8 of the Employment Agreement between the Grantee and SunGard Data Systems Inc., a wholly owned subsidiary of the Companies, dated as of June 1, 2010 (the “Employment Agreement”), in the event of a Spin-off or Sale or Other Disposition (each, as defined in the Employment Agreement) of SunGard Availability Services, this Award, or a portion thereof, as applicable, shall be cancelled.
2. Stock Unit Account. The Company shall establish and maintain a Stock Unit account (the “Account”) as a bookkeeping account on its records for the Grantee and shall record in the Account the number of Stock Units awarded to the Grantee. No Shares shall be issued to the Grantee at the time the Award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a stockholder of the Companies with respect to any Stock Units recorded in the Account or amounts credited to the Account pursuant to Section 8. The Grantee shall not have any interest in any fund or specific assets of the Companies by reason of this Award or the Account established for the Grantee.
2010 Form US — A. Stern

3. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The term “Disability” shall have the same meaning as set forth in the Stockholders Agreement and without regard to any subsequent amendment thereof. The following terms shall have the following meanings:
(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;
(b)	“Date of Termination” means the date that the termination of the Grantee’s Employment with Employer is effective on account of the Grantee’s death, the Grantee’s Disability, termination by Employer for Cause or without Cause, or by the Grantee, as the case may be;
(c)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Grantee has entered into an Employment relationship;
(d)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 6 of Grantee’s Employment Agreement; and
(e)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the Date of Grant, as it may be adjusted as provided herein.
As used herein with respect to the Stock Units, the term “vest” means that the restrictions on the right to receive payment pursuant to the Stock Units lapse in whole or in specified part.
4. Vesting of Stock Units. The Stock Units shall be subject to forfeiture until the Stock Units vest. The Stock Units shall vest, in accordance with Schedule A, based on the Grantee’s continued Employment; provided, however, that:
(a)	if the Grantee’s Employment terminates as a result of (i) termination of the Grantee by Employer without Cause, (ii) resignation by the Grantee or (iii) the Grantee’s Disability or death, then the Stock Units shall immediately stop vesting, and any unvested Stock Units shall be forfeited as of the Date of Termination; and
2010 Form US — A. Stern

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(b)	if the Grantee’s Employment terminates as a result of termination by Employer for Cause, then all of the Stock Units will be immediately forfeited by the Grantee and terminate as of the Date of Termination.
5. Payment of Stock Units. The Grantee’s vested Stock Units shall be paid in Shares upon the first to occur of (i) a “change in control event” under Section 409A of the Code, (ii) the Grantee’s separation from service without Cause, or (iii) the date that is five years after the Date of Grant. If a “change in control event” occurs before the Stock Units are fully vested, any Stock Units that subsequently vest shall be paid upon the first to occur of (i) the Grantee’s separation from service without Cause or (ii) the date that is five years after the Date of Grant. Notwithstanding the foregoing, a distribution of Shares under this Agreement upon separation from service shall only be made upon the Grantee’s “separation from service” within the meaning of Section 409A of the Code, and all distributions shall be made at a time and in a manner consistent with Section 409A. When the vested Stock Units become payable, the Companies will issue to the Grantee Shares representing the Units underlying the vested Stock Units, subject to satisfaction of the Grantee’s tax withholding obligations as described below, within 30 business days after the payment event.
6. Certain Calls and Puts. The Stock Units granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.
7. Share Restrictions, etc. Except as expressly provided herein, the Grantee’s rights hereunder and with respect to Shares received upon payment in accordance with Section 5 herein are subject to the restrictions and other provisions contained in the Stockholders Agreement.
8. Distributions, Redemptions, etc.
(a)	Upon the occurrence of an Adjustment Event, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Unit in connection with the Adjustment Event, multiplied by (ii) the number of Shares of the class of stock affected by the Adjustment Event that are included in each Unit immediately prior to the Adjustment Event, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.
(b)	If any other cash dividend or distribution is paid with respect to Shares underlying the Stock Units, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Units, multiplied by (ii) the number of Shares of the applicable class of stock that are included in each Unit, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.
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(c)	The amount credited to the Account pursuant to this Section 8 with respect to Stock Units is referred to as the “Bonus Value.” The Bonus Value shall vest on the same terms as the Stock Units to which it relates, as set forth in this Agreement, and the vested Bonus Value shall be paid to the Grantee at the same time as the vested Stock Units are paid pursuant to Section 5 herein, consistent with Section 409A of the Code.
(d)	In the case of a redemption or repurchase of Shares, the number of Shares of the class of stock redeemed or repurchased that are subject to outstanding Stock Units will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares of the affected class resulting from the redemption or repurchase. The Grantee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, as adjusted in accordance with this Section 8.
9. Forfeiture. Upon delivery of Shares pursuant to the Stock Units, the Grantee shall certify on a form acceptable to the Committee that the Grantee is in compliance with the Restrictive Covenants and all other agreements between the Grantee and the Company or any of its Affiliates. If the Company determines that the Grantee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between the Grantee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company or the applicable party, the Committee may cancel any unpaid Stock Units. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any delivery of Shares pursuant to the Stock Units, such delivery may be rescinded at the Company’s option if the Grantee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or if the Grantee breaches any duty to the Company or any of its Affiliates. The Company shall notify the Grantee in writing of any such rescission within one year after such delivery. Within ten days after receiving such a notice from the Company, the Grantee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares, (ii) any consideration received upon the exchange of any Shares (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange), and (iii) the number of Shares received in connection with the rescinded delivery.
(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to the Grantee under or by reason of the Grantee’s holding the Stock Units, any amounts to which the Company is entitled as a result of the Grantee’s violation of the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or the Grantee’s breach of any duty to the Company or any of its Affiliates; provided, however, that no offset shall accelerate or defer the distribution date of amounts payable under this Agreement in violation of Section 409A of the Code, and any offset in violation of Section 409A shall be null and void. Accordingly, the Grantee acknowledges that (i) the Company may withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such withholding, or escrow, subject, however, to compliance with the requirements of Section 409A of the Code.
2010 Form US — A. Stern

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The Grantee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. The Grantee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.
10. Legends, etc. Shares issued upon the lapse of any restrictions on the Stock Units shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
11. Transfer of Stock Units. The Stock Units may only be transferred by the laws of descent and distribution, or to a legal representative in the event of the Grantee’s incapacity.
12. Withholding. The payment of the Shares and other amounts in accordance with this Agreement will give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein and cash paid in accordance with Section 8 hereof, are subject to the Grantee promptly paying to the Companies in cash or by Share withholding as described below (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Grantee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Grantee. Unless the Grantee elects otherwise in a time and manner specified by the Company, any tax withholding obligation with respect to the payment of Shares shall be satisfied by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities.
13. Grant Subject to Plan Provisions. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Award and payment of the Stock Units are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the shares issued under the Plan, (ii) changes in capitalization and (iii) other requirements of applicable law. The Administrator shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
14. Effect on Employment. Neither the grant of the Stock Units, nor the issuance of Shares or other payments in accordance with this Agreement, shall give the Grantee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time.
2010 Form US — A. Stern

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15. Delay in Payments for Specified Employees. Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” of a publicly traded corporation under Section 409A of the Code at the time of separation from service and if payment of any amount under this Agreement is required to be delayed for a period of six months after the separation from service pursuant to Section 409A of the Code, payment of such amount shall be delayed as required by Section 409A of the Code, and the accumulated postponed amount shall be paid in a lump sum payment within 10 days after the end of the six-month period. If the Grantee dies during the postponement period prior to the payment of postponed amount, the accumulated postponed amount shall be paid to the personal representative of the Grantee’s estate within 60 days after the date of the Grantee’s death.
16. Section 409A. It is intended that the Stock Units awarded hereunder shall comply with the requirements of Section 409A of the Code (and any regulations and guidelines issued thereunder), and this Agreement shall be interpreted on a basis consistent with such intent. Payments shall only be made on an event and in a manner permitted by Section 409A of the Code. Each payment under this Agreement is considered a separate payment for purposes of Section 409A of the Code. As provided under Section 409A, if calculation of the amount of a payment is not administratively practicable due to events beyond the control of the Grantee, the payment will be treated as made upon the date specified hereunder if the payment is made during the first calendar year in which calculation of the amount of the payment is administratively practicable. This Agreement may be amended without the consent of the Grantee in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.
17. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
18. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of the Award as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]
2010 Form US — A. Stern

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By acceptance of the Stock Units, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Grantee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Andrew A. Stern
2010 Form US — A. Stern

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Schedule A
Vesting Schedule
10% of the Stock Units shall vest on the first anniversary of the Date of Grant (“Initial Vesting Date”); and
The remaining 90% of the Stock Units shall vest in equal monthly installments over the number of months remaining in the period beginning on Initial Vesting Date and ending on June 1, 2015, starting with the first monthly anniversary of the Initial Vesting Date.
2010 Form US — A. Stern

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EXHIBIT E
Form of Follow On Time Award — Class A Option

Name: Andrew A. Stern
Number of Shares: 174,240
Price per Share:
Date of Grant:
SunGard Capital Corp.
Management Non-Qualified Time-Based Class A Option Agreement
THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).
SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.
This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.
1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below. The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee. Notwithstanding anything herein to the contrary, in accordance with Section 1.8 of the Employment Agreement between the Grantee and SunGard Data Systems Inc., a wholly owned subsidiary of the Companies, dated as of June 1, 2010 (the “Employment Agreement”), in the event of a Spin-off or Sale or Other Disposition (each, as defined in the Employment Agreement) of SunGard Availability Services, this Option, or a portion thereof, as applicable, shall be cancelled.
2010 Form US — A. Stern

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The following terms shall have the following meanings:
(a)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;
(b)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;
(c)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests; and
(d)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 6 of Optionee’s Employment Agreement.
As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.
3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:
(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) resignation by the Optionee or (iii) the Optionee’s Disability or death, then the Option shall immediately stop vesting; and
(b)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the entire Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination.
2010 Form US — A. Stern

4. Exercise of Option.
(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or a termination of Employment without Cause, or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect the Company’s results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.
(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate.
5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.
6. Share Restrictions, Other Plans, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement. For the avoidance of doubt, the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan shall not apply to this Option.
2010 Form US — A. Stern

7. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:
(a)	During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.
(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.
Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.
8. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.
9. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.
2010 Form US — A. Stern

10. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above.
11. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.
12. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
13. Amendment. In addition to the authority to make adjustments pursuant to Section 7(b) of the Plan, the Administrator may modify the terms of this Option as the Administrator deems appropriate, in good faith, to take account of a change in circumstances occasioned by a stock dividend or other similar distribution (whether in the form of stock, other securities or other property), stock split or combination of shares (including a reverse stock split), recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, redemption or repurchase of all or part of the shares of any class of stock or any change in the capital structure of the Company or an Affiliate or other transaction or event, including the power to adjust the performance goals that are affected by such a transaction.
[SIGNATURE PAGE FOLLOWS]
2010 Form US — A. Stern

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.
Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee
I acknowledge that I have received a copy of this Agreement and certain related information, and that I have read and understood these documents. I accept and agree to all of the provisions of this Agreement.

Andrew A. Stern
2010 Form US — A. Stern

Schedule A
Vesting Schedule
25% of the total number of Shares for which the Option is exercisable shall vest on the first anniversary of the Date of Grant (“Initial Vesting Date”); and
The remaining 75% of the total number of Shares for which the Option is exercisable shall vest in equal monthly installments over the number of months remaining in the period beginning on Initial Vesting Date and ending on June 1, 2015, starting with the first monthly anniversary of the Initial Vesting Date.

EXECUTION COPY
EXHIBIT F
EXECUTIVE RELEASE TO BE PROVIDED TO THE COMPANY
Separation of Employment Agreement and General Release
THIS SEPARATION OF EMPLOYMENT AGREEMENT AND GENERAL RELEASE (the “Agreement”) is made as of this  _____ day of  _____, _____, by and between Andrew A. Stern (“Executive”) and SunGard Data Systems Inc.  _____  (the “Company”).
WHEREAS, Executive is employed by the Company as  _____;
WHEREAS, Executive and the Company entered into an Employment Agreement, dated  _____, 2010, (the “Employment Agreement”) which provides for certain benefits in the event that Executive’s employment is terminated on account of a reason set forth in the Employment Agreement;
WHEREAS, Executive’s employment with the Company will terminate effective  _____  (the “Termination Date”); and
WHEREAS, in connection with the termination of Executive’s employment, the parties have agreed to a separation package and the resolution of any and all disputes between them.
NOW, THEREFORE, IT IS HEREBY AGREED by and between Executive and the Company as follows:
1. Executive, for and in consideration of the commitments of the Company as set forth in paragraph 6 of this Agreement, and intending to be legally bound, does hereby REMISE, RELEASE AND FOREVER DISCHARGE the Company, its stockholders, affiliates, subsidiaries and parents, their respective officers, directors, investors, employees, and agents, and their respective successors and assigns, heirs, executors, and administrators (collectively, “Releasees”) from all causes of action, suits, debts, claims and demands whatsoever in law or in equity, which Executive ever had, now has, or hereafter may have, whether known or unknown, or which Executive’s heirs, executors, or administrators may have, by reason of any matter, cause or thing whatsoever, from the beginning of time to the date of this Agreement, to the extent arising from or relating in any way to Executive’s employment relationship with the Company, the terms and conditions of that employment relationship, and/or the termination of that employment relationship, including, but not limited to, any claims arising under the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act (“OWBPA”), Title VII of The Civil Rights Act of 1964, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, as amended, any applicable state fair employment practice laws, and any other claims under any federal, state or local common law, statutory, or regulatory provision, now or hereafter recognized, and any claims for attorneys’ fees and costs; provided, however, the foregoing shall in no event apply to (i) enforcement by Executive of Executive’s rights under this Agreement, (ii) Executive’s rights as a stockholder in the Company or any of its affiliates, (iii) Executive’s rights to indemnifications under any separate contract or insurance policy, (iv) Executive’s right to seek unemployment insurance benefits, (v) Executive’s right to seek workers’ compensation benefits, or (vi) any claims that, as a matter of applicable law, are not waivable. This Agreement is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tort, equity, implied or express contract or discrimination of any sort.

EXECUTION COPY
2. Executive specifically releases the Releasees from any claims that Executive might have under the ADEA and any rights under the OWBPA; provided however, Executive is not waiving or releasing any rights Executive may have to challenge the knowing and voluntary nature of the release of ADEA claims pursuant to the OWBPA. Nothing in this Agreement shall be construed to prohibit Executive from filing a charge with or participating in any investigation or proceeding conducted by the EEOC or a comparable state or local agency. Notwithstanding the foregoing, Executive agrees to waive his right to recovery monetary damages in any charge, complaint or lawsuit filed by Executive or by anyone else on his behalf.
3. In consideration of Executive’s agreement to comply with the covenants described in Section 5 of the Employment Agreement, the Company agrees as set forth in paragraph 6 herein.
4. Executive further agrees and recognizes that Executive has permanently and irrevocably severed Executive’s employment relationship with the Company, that Executive shall not seek employment with the Company or any affiliated entity at any time in the future, and that neither the Company nor any affiliate has any obligation to employ Executive in the future.
5. Executive agrees that Executive will not disparage or subvert the Company or the Releasees, or make any statement reflecting negatively on the Company or the Releasees, including, but not limited to, any matters relating to the operation or management of the Company, Executive’s employment and the termination of Executive’s employment, irrespective of the truthfulness or falsity of such statement.
6. In consideration for Executive’s agreement as set forth herein, the Company agrees to pay and provide Executive with the severance benefits described in Section 2.2 of Executive’s Employment Agreement. Executive agrees that he is not entitled to any payments, benefits, severance payments or other compensation beyond that expressly provided in Section 2.2 of Executive’s Employment Agreement.
7. Executive understands and agrees that the payments, benefits and agreements provided in this Agreement are being provided to Executive in consideration for Executive’s acceptance and execution of, and in reliance upon Executive’s representations in, this Agreement. Executive acknowledges that if Executive had not executed this Agreement containing a release of all claims against the Company and the Releasees, Executive would only have been entitled to the payments provided in the Company’s standard severance pay plan for employees.
8. Executive acknowledges and agrees that the Company previously has satisfied any and all obligations owed to Executive under any employment agreement or offer letter Executive has with the Company or a Releasee and, further, that this Agreement supersedes any and all prior agreements or understandings, whether written or oral, between the parties, excluding only Executive’s post-termination obligations under Executive’s Employment Agreement, any obligations relating to the securities of the Company or any of its affiliates and the Company’s obligations under Section 2.2 of Executive’s Employment Agreement, all of which shall remain in full force and effect to the extent not inconsistent with this Agreement, and further, that, except as set forth expressly herein, no promises or representations have been made to him in connection with the termination of Executive’s Employment Agreement or the terms of this Agreement.
9. Except as may be necessary to obtain approval or authorization to fulfill its obligations hereunder or as required by applicable law, (a) Executive agrees not to disclose the terms of this Agreement to anyone, except Executive’s spouse, attorney and, as necessary, tax/financial advisor, and (b) the Company agrees that the terms of this Agreement will not be disclosed. It is expressly understood that any violation of the confidentiality obligation imposed hereunder constitutes a material breach of this Agreement.

EXECUTION COPY
10. Executive represents that Executive does not presently have in Executive’s possession any records and business documents, whether on computer or hard copy, and other materials (including but not limited to computer disks and tapes, computer programs and software, office keys, correspondence, files, customer lists, technical information, customer information, pricing information, business strategies and plans, sales records and all copies thereof) (collectively, the “Corporate Records”) provided by the Company and/or its predecessors, parents, subsidiaries or affiliates or obtained as a result of Executive’s employment with the Company and/or its predecessors, parents, subsidiaries or affiliates, or created by Executive while employed by or rendering services to the Company and/or its predecessors, parents, subsidiaries or affiliates. Executive acknowledges that all such Corporate Records are the property of the Company. In addition, Executive shall promptly return in good condition any and all Company owned equipment or property, including, but not limited to, automobiles, personal data assistants, facsimile machines, copy machines, pagers, credit cards, cellular telephone equipment, business cards, laptops and computers. As of the Termination Date, the Company will make arrangements to remove, terminate or transfer any and all business communication lines including network access, cellular phone, fax line and other business numbers.
11. Executive expressly waives all rights afforded by any statute which expressly limits the effect of a release with respect to unknown claims. Executive acknowledges the significance of this release of unknown claims and the waiver of statutory protection against a release of unknown claims which provides that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by it must have materially affected its settlement with the debtor.
12. Nothing in this Agreement shall prohibit or restrict Executive from: (i) making any disclosure of information required by law; (ii) providing information to, or testifying or otherwise assisting in any investigation or proceeding brought by, any federal regulatory or law enforcement agency or legislative body, any self-regulatory organization, or the Company’s designated legal, compliance or human resources officers; (iii) filing, testifying, participating in or otherwise assisting in a proceeding relating to an alleged violation of any federal, state or municipal law relating to fraud, or any rule or regulation of the Securities and Exchange Commission or any self-regulatory organization or (iv) challenging the knowing and voluntary nature of the release of ADEA claims pursuant to the OWBPA.
13. The parties agree and acknowledge that the agreements by the Company described herein, and the settlement and termination of any asserted or unasserted claims against the Releasees, are not and shall not be construed to be an admission of any violation of any federal, state or local statute or regulation, or of any duty owed by any of the Releasees to Executive.
14. Executive agrees and recognizes that should Executive breach any of the obligations or covenants set forth in this Agreement, the Company will have no further obligation to provide Executive with the consideration set forth herein, and will have the right to seek repayment of all consideration paid up to the time of any such breach. Further, Executive acknowledges in the event of a breach of this Agreement, Releasees may seek any and all appropriate relief for any such breach, including equitable relief and/or money damages, attorney’s fees and costs.
15. This Agreement and the obligations of the parties hereunder shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

EXECUTION COPY
16. Executive certifies and acknowledges as follows:
(a) That Executive has read the terms of this Agreement, and that Executive understands its terms and effects, including the fact that Executive has agreed to RELEASE AND FOREVER DISCHARGE the Company and each of the Releasees from any legal action arising out of Executive’s employment relationship with the Company and the termination of that employment relationship;
(b) That Executive has signed this Agreement voluntarily and knowingly in exchange for the consideration described herein, which Executive acknowledges is adequate and satisfactory to him and which Executive acknowledges is in addition to any other benefits to which Executive is otherwise entitled;
(c) That Executive has been and is hereby advised in writing to consult with an attorney prior to signing this Agreement;
(d) That Executive does not waive rights or claims that may arise after the date this Agreement is executed;
(e) That the Company has provided Executive with a period of [twenty-one (21)] or [forty-five (45)] days within which to consider this Agreement, and that Executive has signed on the date indicated below after concluding that this Separation of Employment Agreement and General Release is satisfactory to Executive; and

[Note:	The applicable time period will depend on whether the termination is part of a reduction in force (45 days) or not (21 days). In addition, if the termination is in connection with a reduction in force, certain disclosures will need to be made to Executive to comply with the requirements of the ADEA if Executive is at least age 40.]
(f) Executive acknowledges that this Agreement may be revoked by Executive within seven (7) days after execution, and it shall not become effective until the expiration of such seven (7) day revocation period. In the event of a timely revocation by Executive, this Agreement will be deemed null and void and the Company will have no obligations hereunder.
Intending to be legally bound hereby, Executive and the Company executed the foregoing Separation of Employment Agreement and General Release this  _____  day of  _____,  _____.

Witness:

[Executive]

SUNGARD DATA SYSTEMS INC.

By:	Witness:
Name:
Title:

F-4